CERTIFICATE

The undersigned, Secretary of BLUEARC MULTI-STRATEGY FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 24, 2014, and is in full force and effect:

WHEREAS, BLUEARC MULTI-STRATEGY FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN and MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: November 24, 2014

/s/ Philip Ashton

Philip Ashton, Secretary, BLUEARC MULTI-STRATEGY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

BLUEARC MULTI-STRATEGY FUND

By: /s/ Ronald Zazworsky Jr.

Ronald Zazworsky, Jr., President

Attest:

By: /s/ Philip Ashton

Philip Ashton, Secretary

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Ronald Zazworsky, Jr., President of the BlueArc Multi-Strategy Fund, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

_ X__Personally Known or ___ Produced Identification

Type _________ and # of ID ____ (last 4 digits)

ID Expiration Date: ________________

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: 10/3/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

/s/ Brian Visel

Brian Visel, Trustee

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Brian Visel, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

_ __Personally Known or _ X_ Produced Identification

Type US GA Driver’s License and # of ID 65770 (last 4 digits)

ID Expiration Date: _05/23/2022

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: _10/3/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

_/s/ Felix Rivera___

Felix Rivera, Trustee

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Felix Rivera, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

____Personally Known or _X_ Produced Identification

Type _NJ Driver’s License_ and # of ID 2632 (last 4 digits)

ID Expiration Date: _03/31/2016

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: _10/3/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

/s/ Joseph E. Breslin

Joseph E. Breslin, Trustee

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Joseph E. Breslin, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

_ __Personally Known or _ X_ Produced Identification

Type NYS Driver’s License and # of ID 8302 (last 4 digits)

ID Expiration Date: _11/18/20

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: _10/3/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

/s/ Philip Ashton

Philip Ashton, Trustee and Treasurer

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Philip Ashton, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

_ __Personally Known or _ X_ Produced Identification

Type Virginia Driver’s License and # of ID 2580 (last 4 digits)

ID Expiration Date: _04/11/18________

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: _10/3/2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the BLUEARC MULTI-STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of November, 2014.

/s/ Ronald Zazworsky, Jr.

Ronald Zazworsky, Jr., President and Trustee

State of Georgia

County of Fulton

This record was acknowledged before me on November 24, 2014, by Ronald Zazworsky, Jr., who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

_ X__Personally Known or ___ Produced Identification

Type _____________ and # of ID ____ (last 4 digits)

ID Expiration Date: _______________________

Signature of notary public _/s/ Aleksandra Dettmering

Name of Notary _Aleksandra Dettmering

My commission expires: _10/3/2016